Investment in Interact Devices Inc. (IDI)	12 Months Ended
Dec. 31, 2011
Investment in Interact Devices, Inc (IDI) [Abstract]
Investment in Interact Devices, Inc (IDI)
Note 6 - Investment in Interact Devices, Inc (IDI)

We began investing in and advancing monies to IDI in 2001.  IDI was developing technology which became CodecSys.

On October 23, 2003, IDI filed for Chapter 11 Federal Bankruptcy protection. We desired that the underlying patent process proceed and that the development of CodecSys technology continue. Therefore, we participated in IDI's plan of reorganization, whereby we would satisfy the debts of the creditors and obtained certain licensing rights.  On May 18, 2004, the debtor-in-possession's plan of reorganization for IDI was confirmed by the United States Bankruptcy Court. As a result of this confirmation, we issued to the creditors of IDI approximately 111,800 shares of our common stock,  and paid cash of approximately $312,768 in exchange for approximately 50,127,218 shares of the common stock of IDI, which increased our aggregate common share equivalents in IDI to approximately 51,426,719 shares.

Since May 18, 2004, we have acquired an aggregate of 4,470,450 additional common share equivalents IDI. During the years ended December 31, 2011 and 2010, we acquired 414,172 and 67,000 IDI common share equivalents in exchange for 27,611 and 4,467 shares of our common stock valued at $10,760 and $4,024, respectively. As of December 31, 2011, we owned approximately 55,897,169 IDI common share equivalents, representing approximately 94% of the total outstanding IDI share equivalents

Since May 18, 2004, we have advanced additional cash to IDI for the payment of operating expenses, which continues development and marketing of the CodecSys technology. As of December 31, 2011 and 2010, we have advanced an aggregate amount of $3,126,772 and $2,847,430 respectively, pursuant to a promissory note that is secured by assets and technology of IDI.